UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

       Date of Report (Date of earliest event reported): October 26, 2007

                          Gulf Island Fabrication, Inc.
             (Exact name of registrant as specified in its charter)


        Louisiana                       0-22303                 72-1147390
(State of incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)

           583 Thompson Road, Houma, Louisiana                    70363
        (Address of principal executive offices)                (Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 26, 2007, Gulf Island Fabrication, Inc. (the "Company") and Joseph P. "Duke" Gallagher, the Company's former CFO, agreed to modify the terms of Mr. Gallagher's termination agreement to extend the term of his employment with the Company through December 15, 2007 (the "Termination Date") and reduce the severance payment he will receive on the Termination Date to $15,833.34.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GULF ISLAND FABRICATION, INC.


                                        By: /s/ Robin A. Seibert
                                            ------------------------------------
                                            Robin A. Seibert
                                            Vice President - Finance, Chief
                                            Financial Officer and Treasurer

Dated: November 1, 2007


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